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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of Earliest Event Reported):
                           May 10, 2004 (May 5, 2004)




                             GREY GLOBAL GROUP INC.
               (Exact name of Registrant as specified in charter)



 Delaware                              0-7898                    13-0802840
(State or Other                 (Commission File No.)         (I.R.S. Employer
 Jurisdiction of                                             Identification No.)
 Incorporation)



                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)



                                 (212) 546-2000
              (Registrant's telephone number, including area code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

On May 5, 2004, Grey Global Group Inc. issued a press release announcing its operating results for the quarter ending March 31, 2004. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9. REGULATION FD DISCLOSURE; AND
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Exhibit 99.1 attached hereto is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition".

EXHIBITS

99.1 Press Release of Grey Global Group Inc. dated May 5, 2004.


                            (Signature page follows)


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREY GLOBAL GROUP INC.

                                        By:  /s/ Steven G. Felsher
                                             --------------------------------
                                             Name: Steven G. Felsher
                                             Title: Vice Chairman

Dated:  May 10, 2004